ORGANIZATION	6 Months Ended
Jun. 30, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
ORGANIZATION
NOTE 1 – ORGANIZATION

Description of Business

ICTS International N.V. (“ICTS”) was established by the Department of Justice in Amstelveen, Netherlands on October 9, 1992. ICTS and subsidiaries (collectively referred to as, the “Company” or “ICTS”) operates in three reportable segments: (a) Corporate (b) Airport security and other aviation services and (c) Authentication technology.

The corporate segment does not generate revenue and contains primarily non-operational expenses. The airport security and other aviation services segment provide security and other services to airlines and airport authorities, predominantly in Europe and the United States of America. The authentication technology segment provides authentication services to financial and other institutions predominantly in the United States of America and Europe.